Exhibit 10.9

Certain identified information has been omitted from this document because it is not material and is treated as private or confidential. Such information has been marked with “[***]” to indicate where omissions have been made.

JUNIOR SECURITY AGREEMENT

This JUNIOR SECURITY AGREEMENT, dated as of November 1, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and among each of the undersigned parties executing this Agreement as a “Grantor” (collectively, the “Grantors” and each, a “Grantor”), in favor of [REDACTED NAME] (in such capacity, the “Secured Party”) on behalf of the purchasers named in the Purchase Agreement (the “Purchasers”).

WHEREAS, on the date hereof, Jimmy Jang, L.P., a Delaware limited partnership, Baker Technologies, Inc., a Delaware corporation, Commonwealth Alternative Care, Inc., a Massachusetts corporation, and Jupiter Research, LLC, an Arizona limited liability company (together, the “Borrowers”), as borrowers, and the Secured Party, as noteholder representative, and the other parties thereto, executed and delivered a Junior Secured Note Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”) providing for the issuance of up to U.S. Thirty Six Million One Hundred Eighty Thousand and No/100 Dollars (U.S. $36,180,000.00) in Notes. Subject to Section 1(b) below, all capitalized terms not otherwise defined herein shall have the respective meanings given in the Purchase Agreement.

WHEREAS, pursuant to a Junior Guaranty dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), delivered in favor of the Secured Party by each of the Grantors listed as “Guarantors” on the signature page hereof, such Grantors have guaranteed the payment and performance of the Borrowers’ obligations under or relating to the Notes, as more fully set forth therein.

WHEREAS, this Agreement is given by the Grantors in favor of the Secured Party to secure the payment and performance of all the Secured Obligations; and

WHEREAS, it is a condition under the Purchase Agreement that the Grantors shall execute and deliver this Agreement to the Secured Party for the benefit of the Purchasers;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions.

(a)            Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b)            Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)            For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Event of Default” has the meaning set forth in the Purchase Agreement.

“First Priority Liens” means any Liens granted by the Grantors in favor of NR1, LLC pursuant to that certain Security Agreement, dated as of the date hereof.

“Laws” has the meaning set forth in the Purchase Agreement.

“Proceeds” means “proceeds” as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Second Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the second-most senior lien to which such Collateral is subject (subject only to First Priority Liens and Permitted Liens).

“Secured Obligations” has the meaning set forth in Section 3.

“Subordination Agreement” means (i) that certain Subordination and Intercreditor Agreement by and among the Secured Party, on behalf of and for the benefit of the Purchasers, and NR1, LLC as representative on behalf of and for the benefit of certain senior creditors and (ii) any other subordination agreement with respect to Permitted Subordinated Debt that the Secured Party may approve.

“UCC” means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.            Grant of Security Interest. Each Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing Second Priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(i)	all personal property of every kind and nature including but not limited to all accounts, goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(ii)	all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantors from time to time with respect to any of the foregoing.

Notwithstanding the foregoing or anything contained in this Agreement or any other Loan Document to the contrary, the term “Collateral” shall not include, and a security interest is not granted in, any right or interest in any permit, license, lease or contract if under the terms of such permit, license, lease or contract, or applicable Laws with respect thereto, the grant of a security interest or lien therein is prohibited and such prohibition or restriction has not been waived or the requisite consent in respect of such permit, license, lease or contract has not been obtained (or is not able to be obtained) or the grant of a security interest or lien therein would, under the terms of such permit, license, lease or contract, result in the voiding or termination of or give rise to a right of termination of such permit, license, lease or contract, provided that, such permit, license, lease or contract shall be included in the term “Collateral” and a security interest shall be granted therein, at such time as the grant of a security interest therein is no longer prohibited, or the requisite consent in respect thereof has been obtained.

3.            Secured Obligations. The Collateral secures the due and prompt payment in full and performance of all loans, advances, debts, covenants, duties, obligations and liabilities of any kind and description of the Grantors under or in connection with the Notes, the Purchase Agreement, each Guaranty, and each of the other Loan Documents, including all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Grantors, in each case, whether direct or indirect, absolute or contingent, now existing or hereafter arising, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding (collectively, the “Secured Obligations”).

4.            Perfection of Security Interest and Further Assurances.

(a)            Each Grantor shall, from time to time, as may be required or requested by the Secured Party with respect to all Collateral, take all actions necessary to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and section 16 of the Uniform Electronic Transactions Act, as applicable. The Grantor shall take all actions as may be required or requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing shall be at the sole cost and expense of the Grantors.

(b)            Each Grantor hereby irrevocably authorizes, but does not obligate, the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by such Grantor, or words of similar effect. Each Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(d)            If any Collateral is at any time in the possession of a bailee, the Grantor with title to such Collateral shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Secured Party as to such Collateral.

(e)            Each Grantor agrees that at any time and from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.            Representations and Warranties. The representations and warranties contained in the Purchase Agreement, to the extent that they relate to a Grantor, are herein expressly incorporated by reference, and each Grantor agrees to be bound by such representations and warranties as though such representations and warranties were expressly stated herein. In addition, each Grantor hereby represents and warrants as follows:

(a)            At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the First Priority Liens and Permitted Liens.

(b)            The grant of the Collateral pursuant to this Agreement creates a valid and perfected Second Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(c)            It has full power, authority and legal right to pledge its Collateral pursuant to this Agreement.

(d)            This Agreement and the Guaranty have been duly authorized, executed and delivered by the Grantor and each constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(e)            No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of this Agreement by the Grantor or the performance by the Grantor of its obligations hereunder.

(f)            The execution and delivery of this Agreement by the Grantor and the performance by the Grantor of its obligations hereunder, will not violate any provision of any applicable Laws or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(g)            The Collateral consisting of securities has been duly authorized and validly issued, and is fully paid and non-assessable and subject to no options to purchase or similar rights. None of the Collateral constitutes, or is the proceeds of, (i) [reserved], (ii) as-extracted collateral, (iii) manufactured homes, (iv) health-care-insurance receivables, (v) timber to be cut, (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

(h)            No person other than the Grantors or the Secured Party has control or possession of all or any part of the Collateral.

(i)            The Grantors have delivered to the Secured Party an information certificate containing, inter alia, the Grantor’s exact legal name, its jurisdiction of incorporation, its places of business and the location of its assets. All information provided therein is true, complete and correct in all material respects.

6.            Voting, Distributions and Receivables.

(a)            The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, each Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto.

(b)            The Secured Party agrees that each Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor.

(c)            If any Event of Default shall have occurred and be continuing, the Secured Party may, or at the request and option of the Secured Party, each Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

7.            Covenants. The covenants contained in the Purchase Agreement, to the extent that they relate to a Grantor, are herein expressly incorporated by reference, and each Grantor agrees to observe, perform and be bound by such covenants as though such covenants were expressly stated herein. In addition, each Grantor hereby covenants as follows:

(a)            The Grantor will not, without providing at least 30 days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably required or requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(b)            The Grantor shall, at its own cost and expense, defend title to the Collateral and the Second Priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected Second Priority security interest for so long as this Agreement shall remain in effect.

(c)            The Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except for Permitted Dispositions and Permitted Liens.

(d)            The Grantor will keep the Collateral in good order and repair and will not use the same in violation of Applicable Law or any policy of insurance thereon. The Grantor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located; provided, however, that such an inspection shall not be made more than once every sixty (60) days in the absence of a continuing Event of Default.

(e)            The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(f)            The Grantor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and other Applicable Law.

8.            Secured Party Appointed Attorney-in-Fact. Each Grantor hereby appoints the Secured Party as the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time during the continuance of an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

9.            Secured Party May Perform. If a Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of any Grantor.

10.            Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve any Grantor from the performance of any obligation on the Grantor’s part to be performed or observed in respect of any of the Collateral.

11.              Remedies Upon Default.

(a)            Upon the occurrence and continuance of an Event of Default, the Secured Party, following good faith consultation with the Board of Directors of TILT Holdings, Inc., may exercise any or all of the following rights and remedies:

(i)	those rights and remedies provided in this Security Agreement, the Purchase Agreement, the Subordination Agreement or any other Loan Document; provided that, this Section 11(a) shall not be understood to limit any rights or remedies available to the Secured Party prior to an Event of Default;

(ii)	those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)	give notice of sole control or any other instruction under any Deposit Account Control Agreement or and other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv)	without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Secured Party may deem commercially reasonable; and

(v)	upon three (3) Business Days’ prior written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof.

(b)            The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral; provided, however, that the Secured Party shall comply with all State Cannabis Laws in connection with a disposition of the Collateral to the extent that such compliance does not materially and adversely affect the value of the Collateral.

(c)            The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Party and the other Purchasers, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d)            Until the Secured Party is able to effect a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Party’s remedies (for the benefit of the Secured Party and the other Purchasers), with respect to such appointment without prior notice or hearing as to such appointment.

(e)            Notwithstanding the foregoing, the Secured Party nor any other Purchasers shall be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)            Each Grantor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

Notwithstanding the foregoing, any rights and remedies provided in this Section 11 shall be subject to the Subordination Agreement.

12.           Grantor’s Obligations Upon Default. Upon the request of the Secured Party after the occurrence of an Event of Default, each Grantor will:

(i)	assemble and make available to the Secured Party the Collateral and all books and records relating thereto at any place or places specified by the Secured Party, whether at a Grantor’s premises or elsewhere;

(ii)	permit the Secured Party, by the Secured Party’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the applicable Grantor for such use and occupancy;

(iii)	prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Secured Party may request, all in form and substance satisfactory to the Secured Party, and furnish to the Secured Party, or cause an issuer of Pledged Collateral to furnish to the Secured Party, any information regarding the Pledged Collateral in such detail as the Secured Party may specify;

(iv)	take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Secured Party to consummate a public sale or other disposition of the Pledged Collateral; and

(v)	at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Secured Party, at any time, and from time to time, promptly upon the Secured Party’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

13.            Grant of Intellectual Property License. For the purpose of enabling the Secured Party to exercise the rights and remedies under this Agreement at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Secured Party, for the benefit of itself and the other Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Secured Party may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Secured Party’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Secured Party may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

14.            No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 16), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

15.            Security Interest Absolute. Each Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of:

(i)	any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(ii)	any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Purchase Agreement, the Guaranty, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(iii)	any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(iv)	any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(v)	any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(vi)	any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, any Grantor against the Secured Party; or

(vii)	any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Notes or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantors or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantors or any other grantor, guarantor or surety.

16.            Amendments. Subject to Section 11.10 of the Purchase Agreement, none of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by any Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

17.            Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Purchase Agreement, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

18.            Continuing Security Interest; Further Actions. This Agreement shall create a continuing Second Priority lien and security interest in the Collateral and shall (a) subject to Section 17, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that no Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

19.            Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Grantors, (a) duly assign, transfer and deliver to or at the direction of the Grantors (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

20.            Governing Law. This Agreement and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, will be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the Commonwealth of Massachusetts.

21.            Jurisdiction and Venue. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE INSTITUTED IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

22.            Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SECURITIES OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

23.            Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

24.            Secured Party Protections. In connection with the Secured Party’s performance of its obligations hereunder, the Secured Party shall be afforded each of the rights, benefits, immunities, indemnities and protections afforded to the Noteholder Representative in the Purchase Agreement as if such rights, benefits, immunities, indemnities and protections were set forth in full herein, mutatis mutandis.

[Signature pages follow]

“BORROWERS”

Address for Notices:	BAKER TECHNOLOGIES, INC., a Delaware corporation
[***]

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Chief Operating Officer

Address for Notices: [***]	COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts nonprofit corporation

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Chief Operating Officer

Address for Notices: [***]	JIMMY JANG, L.P., a Delaware limited partnership, by its general partner, JIMMY JANG HOLDINGS INC., a British Columbia corporation

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Chief Operating Officer

[Signature Page to Junior Security Agreement]

Address for Notices: [***]	JUPITER RESEARCH, LLC, an Arizona limited liability company, by its Managing Member, BAKER TECHNOLOGIES, INC., a Delaware corporation

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Chief Operating Officer

“GUARANTORS”

Address for Notices: [***]	BLACKBIRD LOGISTICS CORPORATION, a Nevada corporation

	Per:	/s/ Timothy Conder
Name: Timothy Conder
Conder Title: President

Address for Notices: [***]	BLKBRD CA, a California corporation

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Sole Officer

Address for Notices: [***]	BLKBRD NV LLC, a Nevada limited liability company, by its Managing Member, BLACKBIRD LOGISTICS CORPORATION, a Nevada corporation

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	President

Address for Notices: [***]	BLKBRD SOFTWARE LLC, a Nevada limited liability company, by its Managing Member, YARIS ACQUISITION LLC, a Delaware limited liability company

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Manager

[Signature Page to Junior Security Agreement]

Address for Notices: [***]	BRITESIDE ECOMMERCE LLC, a Tennessee limited liability company

	Per:	/s/ Mark Scatterday
	Name:	Mark Scatterday
	Title:	Manager

Address for Notices: [***]	BRITESIDE HOLDINGS LLC, a Tennessee limited liability company

	Per:	/s/ Mark Scatterday
	Name:	Mark Scatterday
	Title:	Manager

Address for Notices: [***]	BRITESIDE MODULAR LLC, a Tennessee limited liability company

	Per:	/s/ Mark Scatterday
	Name:	Mark Scatterday
	Title:	Manager

Address for Notices: [***]	BRITESIDE OREGON LLC, an Oregon limited liability company

	Per:	/s/ Mark Scatterday
	Name:	Mark Scatterday
	Title:	Manager

Address for Notices: [***]	DEFENDER MARKETING SERVICES, LLC, a Washington limited liability company

	Per:	/s/ Timothy Conder
Name: Timothy Conder
Conder Title: Manager

Address for Notices: [***]	STANDARD FARMS LLC, a Pennsylvania limited liability company, by its Sole Member, BAKER TECHNOLOGIES, INC., a Delaware corporation

	Per:	/s/ Timothy Conder
Name: Timothy Conder Title: Chief Operating Officer

[Signature Page to Junior Security Agreement]

Address for Notices: 1385 Cambridge Street Cambridge, MA 02139	TILT HOLDINGS INC., a British Columbia corporation

	Per:	/s/ Mark Scatterday
		Name:	Mark Scatterday
		Title:	Interim Chief Executive Officer

Address for Notices: 1385 Cambridge Street Cambridge, MA 02139	WHITE HAVEN RE LLC, a Pennsylvania limited liability company, by its Sole Member, BAKER TECHNOLOGIES, INC., a Delaware corporation

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Chief Operating Officer

Address for Notices: [***]	YARIS ACQUISITION LLC, a Delaware limited liability company

	Per:	/s/ Timothy Conder
		Name:	Timothy Conder
		Title:	Manager

[Signature Page to Junior Security Agreement]